Exhibit 10.7

                               GUARANTY OF PAYMENT


         This GUARANTY OF PAYMENT (this "Guaranty of Payment"), dated as of March 8, 2000, made by The Travelers Insurance Company, a Connecticut corporation ("TIC") in favor of Capital Trust, Inc., a Maryland corporation ("CT"), and its wholly owned subsidiaries, CT-F1, LLC, a Delaware limited liability company ("CT-F1"), CT-F2-GP, LLC, a Delaware limited liability company ("CT-F2-GP"), CT-F2-LP, LLC, a Delaware limited liability company ("CT- F2-LP"), and CT Investment Management Co., LLC, a Delaware limited liability company ("CTIMCO" and collectively with CT-F1, CT-F2-GP, CT-F2-LP and CTIMCO, the "CT Parties"). Terms not otherwise defined herein shall have the meanings assigned to such terms in the Venture Agreement, as defined below.


                             PRELIMINARY STATEMENTS

         WHEREAS, Travelers Limited Real Estate Mezzanine Investments I, LLC, a Delaware limited liability company ("Limited REMI I"), Travelers General Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("General REMI II"), and Travelers Limited Real Estate Mezzanine Investments II, LLC, a Delaware limited liability company ("Limited REMI II" and collectively with Limited REMI I and General REMI II, the "CIG Parties"), CT and the CT Parties intend to enter into that certain venture agreement, dated as of the date hereof, pursuant to which, among other things, the parties thereto will co-sponsor, commit to invest capital in and manage real estate mezzanine opportunity funds (the "Venture Agreement").

         WHEREAS, as a condition to the Parties entering into the Venture Agreement, TIC has agreed to execute and deliver this Guaranty of Payment.

         NOW, THEREFORE, in consideration of the promises and in order to induce CT and the CT Parties to enter into the Venture Agreement, TIC hereby agrees as follows:

         SECTION 1.  Unconditional Guarantee; Enforcement.

                  (a) TIC hereby unconditionally and irrevocably guarantees for the benefit of CT and the CT Parties the full and prompt payment when and as due of the CIG Parties' funding, contribution and indemnification obligations under the Venture Agreement subject to any defense, right of set-off or counterclaim, other than on account of or resulting from the Bankruptcy of any of the CIG Parties, that the CIG Parties may have or assert, which defense, right of set-off or counterclaim shall be available to TIC hereunder to the same extent that it would be available to the applicable CIG Party ("Guaranteed Obligations").

                  (b) It shall not be a condition to the obligation of TIC hereunder to guarantee and ensure the performance, observance or payment of any of the Guaranteed Obligations

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         that CT and the CT Parties  shall  have  first  made any  request of or demand upon or given any notice to the CIG Parties, or have instituted any action or proceeding against the CIG Parties in respect thereof. CT and the CT Parties may proceed to enforce the Guaranteed Obligations of TIC hereunder without first pursuing or exhausting any right or remedy that they may have against the CIG Parties.

         SECTION 2. Obligations Absolute. TIC guarantees, undertakes and agrees with and for the benefit of CT and the CT Parties to ensure the performance of all the Guaranteed Obligations strictly in accordance with the terms of the Venture Agreement. The obligations of TIC under this Guaranty of Payment are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against TIC to enforce this Guaranty of Payment, irrespective of whether any action is brought against the CIG Parties or whether the CIG Parties are joined in any such action(s). The obligations of TIC under this Guaranty of Payment shall be absolute and unconditional irrespective of:

                  (a)      any Bankruptcy of any CIG Parties;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Venture Agreement or any other agreement entered into in connection therewith or as contemplated thereby;

               (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of the CIG Parties or any of their subsidiaries; or

               (e) any change,  restructuring  or  termination  of the corporate
          structure   or   existence   of  the  CIG  Parties  or  any  of  their
          subsidiaries.

This Guaranty of Payment shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by CT and the CT Parties upon the insolvency, bankruptcy or reorganization of the CIG Parties or otherwise, all as though such payment had not been made.

         SECTION 3. Waiver. TIC hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty of Payment and any requirement that CT and the CT Parties protect, secure, perfect or insure any security

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interest or lien or any collateral  subject thereto or exhaust any right or take any action against the CIG Parties or any other Person or any collateral.

         SECTION 4. Subrogation. TIC hereby irrevocably confirms that it will subordinate to the claims and rights of CT and the CT Parties any claims or other rights it may have against the CIG Parties or any of their respective properties that arise solely from the existence, payment, performance or enforcement of any obligation under this Guaranty of Payment or the Guaranteed Obligations, including (without limitation): (a) any right of subrogation, reimbursement, exoneration, contribution or indemnification or (b) any right to participate in any claim or remedy of CT and the CT Parties against the CIG Parties, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including (without limitation) the right to take or receive from the CIG Parties, directly or indirectly, in cash or other property or by set- off or in any other manner, payment or security on account of such claim, remedy or right. The provisions of this paragraph shall apply solely to claims made under the Guaranty of Payment and shall not apply to any other rights or claims TIC may have now or in the future against the CIG Parties. TIC acknowledges that it will receive direct and indirect benefits from the Venture Agreement and that the confirmation set forth in this paragraph is knowingly made in contemplation of such benefits.

         SECTION 5. Consent to Jurisdiction. Subject to Section 6, TIC hereby irrevocably submits to the non-exclusive jurisdiction of the courts of the County of New York, State of New York and of any Federal court located in the County of New York, State of New York (and any appellate court from any thereof) in any action or proceeding arising out of or relating to this Guaranty of Payment or the transactions contemplated hereby. TIC hereby irrevocably waives any objection that it may have to the laying of venue of any such proceeding and any claim that any such proceeding has been brought in an inconvenient forum.

         SECTION 6. Dispute Resolution. Any dispute arising under this Guaranty of Payment shall be subject to and settled pursuant to the procedures in Section
4.2 of the Venture Agreement.

         SECTION 7. Representations and Warranties. TIC represents and warrants as follows:

               (a) Organization and Good Standing. It is a corporation duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of incorporation; has all requisite power to own, lease and operate its assets, properties and business and to carry on its business as now conducted; and is in good standing in every jurisdiction in which the nature of its business or the location of its properties requires such qualification, except for such jurisdictions where the failure to so qualify would not have a material adverse effect upon its ability to perform fully its obligations under this Guaranty of Payment.


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               (b)  Authority  to Execute  and  Perform  Agreements.  It has all
          requisite corporate power and authority to enter into, execute and deliver this Guaranty of Payment and to perform fully its obligations hereunder.

               (c) Due Authorization; Enforceability. It has taken all corporate actions necessary to authorize it to enter into and perform fully its obligations under this Guaranty of Payment and to consummate the transactions contemplated herein. This Guaranty of Payment has been duly and validly executed by it and constitutes the legal, valid and binding obligation of it, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar applicable laws affecting creditors' rights generally or by general equitable principles affecting the enforcement of contracts.

               (d) No Violation. Neither its execution or delivery of this Guaranty of Payment nor the consummation of the transactions contemplated herein will: (a) violate any provision of its certificate of incorporation or by-laws; or (b) violate in any material respect any applicable law or order.

               (e) Regulatory and Other Approvals. No consent, approval, authorization, notice, filing, exemption or other requirement must be obtained by it from any authority or Person or must otherwise be satisfied by it in order that the consummation of the transactions contemplated in this Guaranty of Payment will not violate in any material respect any applicable law or order or any material contract to which it is a party.

               (f) Litigation. It is not (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge, and (ii) there is no material claim, action, proceeding or investigation pending or, to its knowledge, threatened against or relating to it before any court or quasi-judicial or administrative agency of any federal, state, local or foreign jurisdiction or before any arbitrator which challenges the ability or legality of such party' s entering into this Guaranty of Payment.

         SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Guaranty of Payment, and no consent to any departure by TIC herefrom, shall be effective unless the same shall be in writing and signed by CT and the CT Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 9. Addresses for Notices. All notices and other communications provided for hereunder shall (a) be in writing, (b) be delivered pursuant to
Section 8.2 of the Venture Agreement and (c) be effective as and when described in such section and, in the case of TIC, shall be addressed to the mailing address as shown on the signature page hereto, with copies as indicated below its address, or at such other address designated by TIC to CT and the CT Parties in writing.


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         SECTION 10. No Waiver;  Remedies.  No failure on the part of CT and the
CT Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 11. Binding  Agreement.  The obligations of TIC hereunder shall
(a) remain in full force and effect until the performance in full of the Guaranteed Obligations, (b) be binding upon TIC, its successors and assigns, and
(c) inure to the benefit of, and be enforceable by, CT and the CT Parties and their successors, transferees and assigns.

         SECTION 12. No Third Party Beneficiaries. This Guaranty of Payment is not intended to confer upon any person other than CT and the CT Parties any rights or remedies hereunder.

         SECTION 13. Governing Law. This Guaranty of Payment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Section 5- 1401 of the New York General Obligations Law).

         SECTION 14. Waiver of Jury Trial. TIC hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guaranty of Payment or the actions of TIC in the negotiation, performance or enforcement thereof.

         SECTION 15. Execution in Counterparts. Delivery of an executed counterpart of a signature page to this Guaranty of Payment by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty of Payment.



                            [Signature Page Follows]

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         IN WITNESS WHEREOF, the undersigned has caused this Guaranty of Payment to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             TRAVELERS INSURANCE COMPANY


                                             By:   /s/  Michael Watson
                                                -------------------------------
                                                Michael Watson
                                                Vice President




                                             With copies to:

                                             Loeb & Loeb LLP
                                             1000 Wilshire Boulevard, Suite 1900
                                             Los Angeles, California 90017
                                             Attn: Andrew S. Clare, Esq.

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